TrimTabs ETF Trust

TrimTabs Intl Free-Cash-Flow ETF (FCFI)

Supplement dated October 19, 2016 to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated January 28, 2016, as supplemented

Shares of the TrimTabs Intl Free-Cash-Flow ETF (the “Fund”) will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on October 31, 2016 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from November 1, 2016 through November 4, 2016 (the “Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. When the Fund commences liquidation of its portfolio, which is expected to occur on or about October 28, 2016 the Fund will be increasing its cash holdings and, as a consequence, not tracking its underlying index, which may not be consistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will distribute proceeds of the liquidation pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

At the recommendation of TrimTabs Asset Management, LLC, the Fund’s investment adviser, the Board of Trustees of the TrimTabs ETF Trust has determined that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.

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For more information, please contact the Fund at (212) 217-2514.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.